Exhibit 32.1

CERTIFICATIONS PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Michael W. Barnes, the Chief Executive Officer of Francesca’s Holdings Corporation, certify that (i) the quarterly report on Form 10-Q for the fiscal quarter ended August 1, 2015 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Francesca’s Holdings Corporation as of the dates and for the periods set forth therein.

/s/ Michael W. Barnes
Michael W. Barnes
Chief Executive Officer

September 9, 2015
Date

I, Mark Vendetti, the Chief Financial Officer of Francesca’s Holdings Corporation, certify that (i) the quarterly report on Form 10-Q for the fiscal quarter ended August 1, 2015 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Francesca’s Holdings Corporation as of the dates and for the periods set forth therein.

/s/ Mark Vendetti
Mark Vendetti
Chief Financial Officer (duly authorized officer and Principal Financial and Accounting Officer)

September 9, 2015
Date

The foregoing certifications are being furnished solely to accompany the Quarterly Report on Form 10-Q pursuant to 18 U.S.C. § 1350 and Rule 13a-14(b) of the Securities Exchange Act of 1934, as amended. These certifications shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference.